Cash, Cash Equivalents, and Cash Restricted for Regulatory Purposes for Periods Presented in Consolidated Statement of Financial Condition - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Statement Of Cash Flows [Abstract]
Cash and cash equivalents	$ 696,283	$ 912,932	$ 811,019
Cash segregated for regulatory purposes	90,802	73,235	227,727
Total cash, cash equivalents, and cash segregated for regulatory purposes	$ 787,085	$ 986,167	$ 1,038,746	$ 739,428